Exhibit 99.5

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TO: Nautilus Employees
FROM: Sujal Patel
SUBJECT: Some Exciting News!

NAUTILUS CONFIDENTIAL

Good morning Nautilus Team!

This is a very special day. We just announced that we’ve signed a definitive agreement for a transaction that will – upon completion - result in Nautilus becoming a public company.

We will be doing so through a merger with Arya Sciences Acquisition Corp III, a Special Purpose Acquisition Company (SPAC) that is already listed on Nasdaq. SPACs are also known as “blank check” companies and they are formed for the sole purpose of combining with an operating business like ours to help accelerate its growth. It’s essentially a different, and potentially more efficient path to going public and raising capital than through a traditional IPO.

I want to be clear that this exciting development does not change our focus now or into the future. Parag and I will continue to lead Nautilus, alongside our existing executive team, and we will remain focused on our mission and vision.

We are thrilled to partner with this particular SPAC, which is sponsored by Perceptive Advisors, who share our goal to transform the field of proteomics, unlocking access to the proteome and enabling fundamental advancements in biology, human health, and medicine. Perceptive Advisors became an investor in Nautilus through our Series B funding round and has a deep understanding and appreciation of our business, our science, and our mission. Given their impressive track record and experience, we are confident that they are the right partner for us. We expect that combining with Arya III will result in proceeds of $150 million. We are also welcoming other long-term, high-performing investors, including RA Capital Management, Ally Bridge Group, Bain Capital Life Sciences, Franklin Templeton Investments, OrbiMed, Alyeska Investment Group, L.P., Casdin Capital and existing Nautilus Biotechnology shareholders including Andreessen Horowitz, Madrona Venture Group, and Vulcan Capital who have committed an additional $200 million in PIPE financing. This PIPE is led by a $55 million commitment from Perceptive Advisors, in addition to their ownership in ARYA III.  The combined company is expected to receive proceeds of approximately $350 million at the closing of the transaction. We expect the proceeds to accelerate development and commercialization of our platform. We expect that approximately 70% of the shares in the combined company will be owned by existing Nautilus shareholders, excluding Perceptive, and that our pro forma market capitalization will be approximately $1.3 billion.

What’s Next
Please keep in mind that today’s announcement is just the first step in the process. There are several things that need to be completed before the transaction closes and we become a public company. During this time, we will continue to operate as an independent company and there will be no changes to your role or responsibilities due to the transaction. We encourage everyone to remain focused on their day-to-day work and reaching our important milestones.

As you all know, we value our transparent culture and intend to maintain that to the degree possible, but we are likely not going to be able to share some information as freely as we have previously because of additional legal requirements placed on all public companies. We will also need everyone to exercise a greater degree of discretion and confidentiality. This announcement may generate interest from the media or other third parties who may contact you in search of more information. If you receive any inquiries, please do not share ANY information. If asked about the announcement by friends and family, please only share public information that is included in the press release we issued this morning (link included below). In the meantime, if you have any questions, please contact our Vice President of Corporate Marketing and Communications, Chris Blessington.

This last part of this email contains legal language but is a very important point. We will continue to hold regular all-team meetings and will aim to answer questions during these meetings. However, until the merger is complete, there are strict securities laws that limit what details can be shared about the transaction. Our goal is to provide you with the information you need about the deal, while at the same time complying with securities laws. Written communication about the transaction may be required to be filed publicly so please avoid discussing the transaction over email or Slack. We are committed to keeping you updated throughout this process, so please bear with us as we work through it together.

I know this is a lot of information. Later today, we’ll be hosting a team All-hands, where we’ll discuss today’s announcement in more detail and you’ll have the opportunity to ask questions. In the meantime, I encourage you to read our press release [LINK], and watch the recording of our investor presentation, which will be available later this morning at [LINK].

I know I speak for Parag and the entire senior team when I say that we are incredibly excited for what the future holds. Thank you all for being part of this journey!

- Sujal

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated timing and benefits of the merger (the “Transaction”) with ARYA Sciences Acquisition Corp III (“Arya III”). The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect”, “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. The forward-looking statements contained herein are based on Nautilus’ current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Nautilus) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the Transaction on the expected timeline or at all; the inability to recognize the anticipated benefits of the proposed Transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed Transaction. Except as required by law, Arya III and Nautilus do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by Arya III that will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Arya III to vote on the business combination. Arya III and Nautilus urge their investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Arya III, Nautilus and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Arya III as of a record date to be established for voting on the proposed business combination. Once available, shareholders of ARYA III will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Arya III and Nautilus Biotechnology and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Arya III is set forth in Arya III’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 10, 2020 and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Arya III shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arya III, the combined company or Nautilus Biotechnology, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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